DATED 5 MAY 2006

(1)	MOSCOW CABLECOM CORP.
(as Company)

(2)	RME MANAGEMENT LTD. (formerly known as COLUMBUS NOVA DF LIMITED)
(as Original Lender)

(3)	RME MANAGEMENT LTD.( formerly known as COLUMBUS NOVA DF LIMITED)
(as Agent and Security Agent)

__________________________________________

AMENDMENT AGREEMENT No 3

TO $28,500,000 FACILITY AGREEMENT

DATED 26 AUGUST 2004

__________________________________________

THIS AGREEMENT is made the 5 day of May 2006.

BETWEEN:

(1)

Moscow Cablecom Corp., a company incorporated under the laws of the State of Delaware (the "Company");

(2)

RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited), a company incorporated under the laws of Cyprus (the "Original Lender");

(3)

RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited), as agent of the other Finance Parties (the "Agent"); and

(4)

RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited) as security agent of the other Finance Parties (the "Security Agent").

(collectively the "Parties")

WHEREAS:

(A)

The Parties entered into a $28,500,000 Facility Agreement on the 26 August 2004 (as amended and supplemented from time to time, the "Loan Agreement").

(B)

The parties have agreed to amend the Loan Agreement on the terms set out below.

NOW IT IS HEREBY AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Capitalised terms used and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

1.2

"Effective Date" This Amendment is subject to the condition precedent (the "Condition Precedent") that the subscription agreement (the “2006 Subscription Agreement”), dated May 5, 2006, relating to the private placement (the “Private Placement”) by the Company of up to 4 million units, each consisting of one share of common stock, $0.01 par value (the “Common Stock”), and one-half Common Stock purchase warrant, is entered into and the closing of the Private Placement occurs on or prior to May 30, 2006. The Parties acknowledge and confirm that this Amendment shall become effective immediately upon the fulfillment of the Condition Precedent.

References to Clauses and Schedules herein are references to clauses in and schedules to the Loan Agreement. References to Sections herein are references to sections in this Agreement.

2.

AMENDMENTS TO THE LOAN AGREEMENT

2.1

The Parties agree that the provisions of the Loan Agreement are hereby amended with effect on and from the Effective Date in the following manner:

2.1.1

subparagraph (a) of Clause  17.16 is deleted in its entirety and replaced with the following new subparagraph (a):

“Other than with respect to the performance of the Company’s obligations under Annex III of the Subscription Agreement, and as provided by the 2006 Subscription Agreement, no Obligor will allot or issue any relevant securities (as defined in section 80(2) of the Companies Act 1985) other than to another member of the Group which is its immediate Holding Company.”

2.1.2

CONTINUING OBLIGATIONS

The provisions of the Loan Agreement, save as amended hereby, continue in full force and effect.

3.

COSTS

The Company shall, within three Business Days of demand, reimburse the Original Lender for the amount of all costs and expenses (including reasonable legal fees) reasonably incurred by the Original Lender, the Agent and the Security Agent in the preparation, execution and delivery of this Agreement.

4.

THIRD PARTY RIGHTS

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

5.

COUNTERPARTS

5.1

This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

5.2

Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

6.

GENERAL

6.1

This Agreement shall be governed by English law.  The provisions of Clause 34 of the Loan Agreement shall be incorporated herein, mutatis mutandis.

6.2

Each of the parties shall do all such things as may reasonably be within its power and execute and deliver all such deeds and documents as may be necessary to give effect to this Agreement.

IN WITNESS whereof the parties have executed and delivered this Agreement as a deed the day and year first before written.

COMPANY

by Moscow Cablecom Corp. acting by

/s/ Andrew M. O’Shea

Name: Andrew M. O’Shea

Title: Chief Financial Officer

ORIGINAL LENDER

by RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited)

acting by

/s/ Andrew Intrater

Name: Andrew Intrater

Title:  Authorized Signatory

AGENT

by RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited)

acting by

/s/ Andrew Intrater

Name: Andrew Intrater

Title:  Authorized Signatory

SECURITY AGENT

EXECUTED

by RME Mnagement Ltd. (formerly known as Columbus Nova DF Limited)

acting by

/s/ Andrew Intrater

Name: Andrew Intrater

Title: Authorized Signatory